Exhibit 99.1

Revenue Forecasts (Fiscal Year-End October 31)

Subject to Raising $5 Million in Growth Capital


$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
$243,000
$527,000
$190,000
$1,250,150
$4,533,325
$12,359,775
FY 2012 Actual
FY 2013 Actual
FY2014 Projected
FY 2015 Projected
FY 2016 Projected
FY 2017 Projected

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